LANDAUER®


GLOBAL MONITORING
01/07-03/07
Dr. Susan Winters
BRIAN SUMMERS
RADIOLOGY
UNIVERSITY MEDICAL CENTER
luxel+
U.S. ARMY

Respect
Innovation
Honesty
Reliability

Investor Presentation

December 2013

LANDAUER

Safe Harbor Statement

Some of the information shared here (including, in particular, the section titled "Fiscal 2013 Outlook") constitutes forward-looking statements that are based on assumptions and involve certain risks and uncertainties. These include the following, without limitation: assumptions, risks and uncertainties associated with the Company's future performance, the Company's development and introduction of new technologies in general; the ability to protect and utilize the Company's intellectual property; continued customer acceptance of the InLight technology; the adaptability of optically stimulated luminescence (OSL) technology to new platforms and formats; military and other government funding for the purchase of certain of the Company's equipment and services; the impact on sales and pricing of certain customer group purchasing arrangements; changes in spending or reimbursement for medical products or services; the costs associated with the Company's research and business development efforts; the usefulness of older technologies and related licenses and intellectual property; the effectiveness of and costs associated with the Company's IT platform enhancements; the anticipated results of operations of the Company and its subsidiaries or ventures; valuation of the Company's long-lived assets or business units relative to future cash flows; changes in pricing of services and products; changes in postal and delivery practices; the Company's business plans; anticipated revenue and cost growth; the ability to integrate the operations of acquired businesses and to realize the expected benefits of acquisitions; the risks associated with conducting business internationally; costs incurred for potential acquisitions or similar transactions; other anticipated financial events; the effects of changing economic and competitive conditions, including instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; foreign exchange rates; government regulations; accreditation requirements; changes in the trading market that affect the costs of obligations under the Company's benefit plans; and pending accounting pronouncements. These assumptions may not materialize to the extent assumed, and risks and uncertainties may cause actual results to be different from what is anticipated today. These risks and uncertainties also may result in changes to the Company's business plans and prospects, and could create the need from time to time to write down the value of assets or otherwise cause the Company to incur unanticipated expenses. Additional information may be obtained by reviewing the information set forth in Item 1A "Risk Factors" and Item 7A "Quantitative and Qualitative Disclosures about Market Risk" and information contained in the Company's Annual Report on Form 10-K for the year ended September 30, 2013 and other reports filed by the Company, from time to time, with the Securities and Exchange Commission. The Company does not undertake, and expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events or changes in the Company's expectations, except as required by law.

During the past several years, the Company has been engaged in an initiative to re-engineer many of its business processes and replace significant components of its information technology systems. A principal component of this initiative is the implementation of new enterprise resource planning software and other applications to manage certain business operations. This enhancement of the Company's IT platform has been a complex project and has involved extensive customization of the Company's software and IT systems. In July 2012, the enhanced IT platform became operational. Although the Company has been encouraged by its experience with the enhanced platform during the first several months of the platform's start-up phase, there can be no assurance that the new platform will continue to maintain its functionality at the levels anticipated or otherwise meet the Company's business and operational objectives. If unforeseen problems arise, the Company's operations could be adversely impacted, including the ability of the Company to perform one or more of the following in a timely manner: customer quotes, customer orders, product shipment, customer services and support, order billing and tracking, contractual obligations fulfillment and related operations. As previously disclosed, the Company expects to incur ongoing maintenance expenditures for the new IT platform at levels higher than the Company traditionally experienced under its prior platform. Unforeseen problems with the new platform could increase further such expenditures.

LANDAUER®

Landauer Today

The Global Leader in Radiation Science and Services

Business Facts

LANDAUER®

- Based in Glenwood, IL
- Founded in 1954
- Approximately 650 employees
- Global Platform and Infrastructure
- 73,000 annual customers served; 1.8M annual individuals served
- 94%+ Customer retention rates

Three Operating Segments



- Radiation Measurement
  - 85% of FY 2013 Op Income
- Medical Physics
  - 12% of FY 2013 Op Income
- Medical Products
  - 3% of FY 2013 Op Income

LANDAUER® MEDICAL PHYSICS

IZI Medical Products

** Normalized to adjust for charges.*

Financial Highlights

- $150 Million in Annual Revenue (Fiscal 2013)
- ~ 90% Recurring Revenues
- $49 Million in Adjusted EBITDA (Fiscal 2013)
- $173 Million in Cumulative Dividends paid over last 10 years

Diverse Markets Served

- Healthcare & Education
- National Security
- Energy
- Industry
- Military/Emergency Response



LANDAUER®

Radiation Management is Becoming More Complex

Risk to Health System

Evolving Treatments

Advanced radiation treatment choices and consumerism

Healthcare Consolidation

Acquisitions

Partnerships

Tougher State and Federal Regulations

Regulatory Trends

- CT, PA, MA, RI, TX

New Standards

Patient Safety and National Public Policy

Advanced imaging and treatment choices, healthcare consolidation and tougher regulations and standards are raising the bar for radiation safety

LANDAUER®

Radiation Risk Not Managed Consistently

Medical Imaging Risks

- Incomplete or unknown patient dose benchmarking & CT protocol review
- Failure of state, NRC, & TJC inspections
- Outdated or non-standardized policy and procedures
- Casual or absent privileging for fluoroscopy operators

↓

- Radiation injury and even death
- Lawsuits $100K - $15M+
- Violations, delays in patient care, & poor PR
- Risk to pregnant & at-risk patients
- Excess exposure to staff

Radiation Oncology Risks

- Radiation over/under –dose, imprecise delivery or unintended exposure due to improper equipment calibration or lock of QA/QC
- Lack of checklists, training, oversight
- Regulatory non-compliance

↓

- Radiation injury and death
- Lawsuits $200K - $17M+
- Reportable events to state DOH, TJC, FDA
- Delays in patient care or even ceased operations

Employee Monitoring Risks

- Gaps in radiation safety training
- Dosimeters not worn or returned
- Lack of meaningful exposure review and follow up
- No documentation that radiation levels in public areas are safe
- Outdated radiological emergency plans

↓

- All impact regulatory compliance & employee safety
- Violations
- Delays in patient care
- Poor PR

Healthcare Systems do not have a single expert focused on radiation risk across all locations, departments and modalities

LANDAUER®

Enterprise-Wide Radiation Safety Assessment

Core Business	*Complementary Acquisitions*	
Radiation Measurement	**Medical Physics**	**Medical Products**
Occupational Monitoring/Patient Monitoring	Imaging Physics/Therapy Physics	Therapy/Diagnostic Accessories
Market Opportunity: $365M	Market Opportunity: $1B	Market Opportunity: $200M
"Dose to Worker"	"Dose to Patient"	"Dose Accuracy"
Market Share Leader/Stable Business	Market Share Leader/Fragmented Competition	Adjacent Product Segment/High Margin Consumables

The Only Enterprise-Wide Radiation Safety Solution Provider



LANDAUER®

Attractive Niche Business Model – Annuity Focused

Strong, Stable Core Business with Growth Opportunities

Radiation Measurement

90 % Annuity Service
10% Equipment

Hospitals
Nuclear Power
Medical Imaging
Industry

85% of LDR's Operating Income

Complementary Growth Businesses

Medical Physics	**Medical Products**
90% Annuity Service 10% Episodic	**100% Consumables**
Therapy Imaging Commissioning	Image Guided Procedures Radiation Therapy

15% of LDR's Operating Income

Targeted Adjacencies

- **Military Beyond Army**
- **Informatics**
- **Global/National Dose Benchmarking**
- **Nuclear**
- **Patient Monitoring**

LANDAUER®

Driving Strong Cash Flows…

Revenue, Net Income & Cash Flow from Operations ($ in Millions)



$200 M
$180 M
$160 M
$140 M
$120 M
$100 M
$80 M
$60 M
$40 M
$20 M
$ M
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
2005
2006
2007
2008
2009
2010
2011
2012
2013
75.2
79.0
83.7
90.0
93.8
114.4
120.5
152.4
150.2
17
21
19
24
19
28
23
35
25
31
24
26
25
31
19
38
5
23
28%
30%
34%
39%
33%
23%
26%
24%
15%
Revenue
Net Income
Cash Flow
Cash Flow Margin

Note: *Fiscal 2009 Net Income excludes $1.8M after-tax impact of charges
**Fiscal 2013 Net Income includes $24.1M pre-tax restructuring, acquisition, and non-cash impairment charges

LANDAUER

...and Generating Robust Dividend Payments

"Best In Class" Dividend Yield



$2.40
$2.20
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
Annual Dividend Per Share
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Sep-04
Sep-05
Sep-06
Sep-07
Sep-08
Sep-09
Sep-10
Sep-11
Sep-12
Sep-13
Annual Dividend per Share
Avg Dividend Yield

Executing On Segment Strategies

Optimize Core

Competitive Growth

Strategic Expansion

Deliver Sustainable Long Term Growth and Maximize Total Shareholder Returns

LANDAUER®

Radiation Measurement Strategic Initiatives

Radiation Measurement


JANICE
WILMINGTON
RADIOLOGY

Optimize the Core

- **Management/Structure**
  - SBU structure announced FY 2012
  - EMEA Management Structure Announced Q4 FY2013
  - Globalization/Shared Services Efficiency
- **IT Platform Enhancement**
  - Full System Functionality, Declining Stabilization Expenses
  - New Customer Enhancements / Functionality
- **Global Shared Services**
  - Sales/Marketing
  - Manufacturing/Operations
  - Finance/Human Resources

Competitive Growth

- **International Expansion**
  - $11M in 2005; $34M in 2013
  - 11 Countries in 2005; 44 countries in 2013
- **New Channels/Existing Technologies**
  - Military, First Responder
  - $23+ million new orders
- **New Products/Existing Technology**
  - Patient Monitoring
- **Informatics Expansion**
  - Leverage dose history information for 1.6 million participants
- **Domestic Sales Investment**
  - Direct sales additions planned Q1 FY2014

Strategic Expansion

- **Business Development**
  - Assessing Global Opportunities
- **New Technology/New Products**
  - Significant Next Generation Dosimetry Platform Investments
  - New service /product additions planned FY2014

2013 Revenue: $110M

2013 Operating Income: $23.8M

* Normalized to adjust for charges.

LANDAUER®

Medical Physics Strategic Initiatives

Medical Physics



Optimize the Core	Competitive Growth	Strategic Expansion
❑ **Management/Structure** • Refined Management Structure FY2012 ❑ **Profitability Improvement Initiatives** • Operating Loss (FY 2010 & 2011) • Operating Income FY 12: 6.7% of Revenues • Operating Income: - FY13: 11.4% of Revenues - Q4 FY13: 11.9% of Revenues	❑ **Hospital Group Purchasing Interest** • FY2011 to Current ❑ **Hospital Group Purchasing Contract Negotiations** • Enterprise Wide Radiation Safety Solution • 2 GPOs/4000 Hospitals – successful contract execution in FY 2013 ❑ **Dose to Patient Software Collaboration** • FY2013 Partnership Established • Low Dose Consultation Offering	❑ **Business Development** • Practice Group Acquisitions • Tied to Enterprise Wide Radiation Safety Solution • Currently evaluating several key geographic market opportunities

2013 Revenue: $31M

2013 Operating Income: $3.5M

* Normalized to adjust for charges.

Medical Products Strategic Initiatives

Medical Products



Optimize the Core	*Competitive Growth*	*Strategic Expansion*

Optimize the Core

- ❑ **Management/Structure**
  - Professional / Experienced Medical Device Management Transition
    - New Segment President
    - New Senior VP of Business Development
    - New VP of Sales

Competitive Growth

- ❑ **Revenue Pipeline Expansion**
  - $8M currently
- ❑ **New Product Introduction**
  - New Spherz product successfully launched in Q4 FY 2013
- ❑ **New Strategic Initiatives**
  - Radiation Therapy Product Additions
  - Centers of Excellence Established
  - Group Purchasing Agreements Added

Strategic Expansion

- ❑ **Business Development**
  - Assessing companies/new technologies
- ❑ **Actively pursuing international acquisition opportunity**

2013 Revenue: $9.5M

2013 Operating Income: $0.9M

* Normalized to adjust for charges.

LANDAUER®

Q4 FY 2013 Highlights

	Optimize the Core	Competitive Growth	Strategic Expansion
Radiation Measurement	• New Customer Enhancements / Functionality • More than 11,000 customers on new online system/ 3,000 on legacy system • EMEA Management Structure Transition	• Successfully negotiated 2 large GPO agreements • Radwatch military sales of $3.5M in Q4 FY 2013	• New Microstar system generates $1M in FY 2013 • Next generation dosimetry platform investments
Medical Physics	• Optimize personnel utilization • Exit low margin legacy contracts • 11.4% operating margin FY'13, compared to 6.7% in FY '12	• Successful negotiation on 2 hospital group purchasing Medical Physics contracts – 2 GPOs/4000 hospitals • 2 Enterprise wide radiation safety solution agreements under negotiation - $10M revenue potential	• Strategic acquisitions represent new revenue opportunities – tied to integrated delivery networks • Currently assessing multiple acquisitions
Medical Products	• New senior leadership team stabilizes business	• Focus on $8M pipeline execution • New Spherz initiative - successfully launched in Q4 FY 2013	• Assessing international acquisition opportunity • Focus on image-guided surgery, radiation therapy and advanced medical imaging

■ Top Line Initiatives ■ Bottom Line Initiatives

LANDAUER®

Q4 FY 2013 Highlights

Radiation Measurement

Innovative New Products


LANDAUER
microSTARii

MicroStar 2
"Patient Dose Data Management"

LANDAUER®

Q4 FY 2013 Highlights

Radiation Measurement

Innovative New Annuity Service Offerings

RadFacts™

Retrieve valuable information through myLDR's enhanced dashboard functionality. Here are new tools to help you quickly focus on key radiation safety issues and to ensure the best possible radiation protection program for your employees.

Year to Date Performance



2013(YTD) Unused Dosimeters
% Unused
12 %
2013(YTD) Late Dosimeters
% Late
28 %
2013(YTD) Cumulative Assigned Dose
Dose in REM
22
2013(YTD) Declared Pregnant Participants
Count
6



2013(YTD) Deep Dose ALARA Performance
Number of Participants exceeding ALARA levels
17
1
ALARA 1
ALARA 2



2013(YTD) Badged Participants
Others: 2.8 % (18)
CATH LAB: 1.6 % (10)
Clinical: 2.0 % (13)
NUKE TEST: 2.2 % (14)
OPERATING ROOM: 2.2 % (14)
RADIATION THERAP: 4.5 % (29)
NUCLEAR MEDICINE: 9.2 % (59)
SPARE: 9.8 % (63)
EMERGENCY ROOM: 13.0 % (83)
DENTAL: 18.4 % (118)
RADIOLOGY: 34.2 % (219)
RADIOLOGY
DENTAL
EMERGENCY ROOM
SPARE
NUCLEAR MEDICINE
RADIATION THERAP
OPERATING ROOM
NUKE TEST
Clinical
CATH LAB
Others

LANDAUER®

Q4 FY 2013 Highlights

Medical Physics

Enterprise Wide Radiation Safety Solution

System #1

- $4M+ – Proposed Q2 Start
- 12 Hospitals, 9 Cancer Centers, 12 Imaging Centers
- Consolidation of 10+ Vendors
- All Modalities- Imaging, Radiation Oncology, RSO Services
- Audits progressing per tight plan
- Weekly Steering Committee updates / meetings; Dashboard Below tracks progress at 33 sites
- Large Imaging Equipment Manufacturer Partnership Requested by client



System #2

- $4M – Proposed Q2 Start
- 18 Hospitals, 7 Cancer Centers
- All Modalities- Imaging, Radiation Oncology, RSO Services
- Consolidation of 7+ Vendors, one of which is a Bus. Dev. Target
- 12/3/14 Contract Finalization Meeting
- Strong organizational support in addition to two executive sponsors
  - Chief Nursing Officer
  - VP Ancillary Services
  - VP Biomedical Engineering
- California State Patient Dose Regulations is a Key Driver

Next Pipeline

- System's Top 21= $29.7M
  - (not including Systems #1 & #2)
  - Chief Medical Officer's Letter endorsing Landauer Med Physics has been issued to over 5,000 Member Executives
  - Incentive Program: System's Field Selling Organization incented to sell LDR's enterprise wide radiation safety solution
  - Multi-Faceted Marketing Effort


verifii
nanodot
radimetrics
LANDAUER is the ONLY Solution for comprehensive, Integrated, and INDEPENDENT Patient Radiation Dose Management

LANDAUER®

Q4 FY 2013 Highlights

Medical Products

Spherz



IZI Medical Products Quick Spherz® is a new product that will save you setup time while giving you the same level of accuracy as you have today. Spherz have played an integral role in image-guided procedures performed worldwide. Our proven track record positions IZI as a market leader that can provide you and your team the technical superiority you expect from a respected device manufacturer, as well as the peace of mind your patients and their families deserve.

Time and Convenience separate us from the competition. IZI's Quick Spherz® are designed to ensure users mount the sphere quicker and easier than other threaded spheres with the same equivalency in post registration variability. The Quick Spherz® push on in one fluid motion accurately positioning it to the right depth and location. With no more hassle of screwing every sphere on, you can now save time and energy.

Load Time for the spheres was tested on a Brainlab three sphere array with 10 testers and a total of 60 trials. The average loading time for the Quick Spherz® was 40% faster than competitor.


IZI
COMPETITOR
Density
Load Time


Load Time in Seconds
IZI
Sphere
COMPETITOR

LANDAUER®


GLOBAL MONITORING
01/07-03/07
Dr. Susan Winters
BRIAN SUMMERS
RADIOLOGY
UNIVERSITY MEDICAL CENTER
luxel+
U.S. ARMY

Respect
Innovation
Honesty
Reliability

Financial Overview

LANDAUER®

Landauer Financial Overview

Revenue

($ in millions, FYE 9/30)



$93.8
$114.4
$120.5
$152.4
$150.2
2009
2010
2011
2012
2013

Adjusted EBITDA

($ in millions, FYE 9/30)



$45.3
$46.6
$48.5
$54.2
$49.2
2009
2010
2011
2012
2013

- Approximately 90% of revenue derived from subscription and is recurring in nature
- Contract with U.S. military to replace its antiquated radiation monitoring system provides opportunities to expand to other global military and first responder markets
- Strategic expansion contributing to long term growth prospects
- Strong history of EBITDA to support dividend return to shareholders, reinvestment in the core business and capital required to support strategic expansion

LANDAUER®

4Q FY13 Financial Highlights

Revenue


$200
$150
$100
$50
$0
Millions
$7.8
$29.8
$2.3
$30.9
$119.8
$9.5
Q4 2013
FY 2013
Rad Measurement
Med Physics
Med Products

Adjusted EBITDA


$60
$50
$40
$30
$20
$10
$0
Millions
$14
$49
Q4 2013
FY 2013

- Revenue of $39.9 million in the fourth quarter of fiscal 2013.
- Restructuring and other charges of $1.0 million primarily related to our operations in the EMEA region.
- Operating income of $7.0 million includes goodwill restructuring and other charges ($1.0 million), and IT platform enhancement expense ($0.7 million), versus prior year period. Adjusted operating income for restructuring and other charges and non-cash stock based compensation: $8.7 million.
- Net income of $8.6 million, or $0.90 per diluted share, included restructuring and other charges, IT platform enhancement expenses. Adjusted Net Income of $10.6 million also benefits from realization of US tax credits and mix of earnings by jurisdictions.
- Adjusted EBITDA of $13.8 million
- Restructuring charges in the fourth quarter of fiscal 2013 associated with a global optimization initiative within the Radiation Measurement business, generates operating expense reductions of approximately $1.3 million on an annualized basis.

LANDAUER®

FY 2012 Through FY 2014 Key Drivers

- **Military Radwatch Revenue:**
  - 2012 Actual $4.4M; 2013 Actual $8.1M; 2014 Guidance $2.3M; 2014 Opportunity $12.0M
- **IT Platform Enhancement:**
  - $4.6M additional expense in 2013 vs. 2012: $2.3M depreciation & $2.3M IT & Customer Service expense
    - IT expense not incremental cash as resources expensed in 2013 vs. capitalized in pre system go-live period in Q4 2012
  - 2013 GP percentage impact – 310 b.p.'s negative effect
- **2013 Profit Improvement Actions - $3.5M annual impact:**
  - EMEA & North America Restructuring
  - Customer Service Restructuring
  - Discretionary Spending Cuts
- **2014 Technology Investment - $3.2M**
  - Next Generation Dosimetry Platform
- **Medical Products**
  - IZI Operating Income Step-down: 2012 Actual $5.3M; 2013 Actual $0.9M
  - IZI Revenue Step-down: 2012 Actual $13.5M; 2013 Actual $9.5M; 2014 Guidance $11.7M
- **Medical Physics**
  - Med Physics Operating Income Increase: 2012 Actual $2.1M; 2013 Actual $3.5M

Outlook

Fiscal Year 2014 Outlook

- Expected Revenue $140 to $160 million
- Adjusted EBITDA of $46 to $49 million
- Net Income of $16 to $18 million

FY 2014 Outlook vs. FY 2013 Actual

- Risks associated with military funding for the Radwatch product in 2013
- Non-cash Stock Based Compensation Expense: $0.6 million incremental
- Significant next generation dosimetry platform investments

LANDAUER®

Dividend Policy

Recent Dividend Payment

- Board of Directors declared a regular quarterly cash dividend of $0.55 per share for the fourth quarter of fiscal 2013
  - This represents an annual rate of $2.20 per share, consistent with fiscal 2013 levels
  - For the fourth fiscal quarter, the dividend was paid on October 3, 2013 to shareholders of record on September 9, 2013

LANDAUER®


GLOBAL MONITORING
01/07-03/07
Dr. Susan Winters
BRIAN SUMMERS
RADIOLOGY
UNIVERSITY MEDICAL CENTER
luxel+

Respect
Innovation
Honesty
Reliability

Appendix

LANDAUER®

FY 2013 vs. FY 2012 Actual

New IT Platform Enhancement Expenses

- **Depreciation / Steady State / Customer Service / Implementation / Stabilization expenses:**
  - Total FY 2013 vs. FY 2012 $4.6 million increased expense over prior year
    - Depreciation, additional $2.4 million
      - Split between COG's ($1.4 million) and SG&A ($1.0 million)
    - Ongoing Steady State expense, additional $3.2 million
    - Customer Service Support expense, additional $0.9 million; declines over time
    - FY 2012 Implementation expense – eliminated in FY 2013
    - Non-recurring stabilization expense, lower by $0.8 million

(in thousands)	Actual 2011	Actual 2012	Actual 2013	Q1 Actual 2013	Q2 Actual 2013	Q3 Actual 2013	Q4 Actual 2013
Implementation Expense	$1,185	$1,172	-	-	-	-	-
Depreciation	$1,005	$1,914	$4,342	$1,048	$1,095	$1,096	$1,103
Customer Service	-	-	$910	$512	$313	$198	$(113)
Comet Steady State	-	-	$3,227	$463	$997	$899	$868
Comet Stabilization Expense	-	$983	$207	$178	$27	-	-
Total	**$2,190**	**$4,069**	**$8,686**	**$2,201**	**$2,432**	**$2,193**	**$1,868**

LANDAUER®

LDR IT Evolution: 2006 - 2013

2003
Luxel+ Technology introduced

2005
InLight Product Technology released

2007
- COMET Program started
- 229 Applications Supported

2009
- First ILS Software Solution Developed
- SIS and RadWizard released to market

2010
- Nagase Landauer online w/ ILS
- COMET Phase 1 Finance released

2011
- COMET Phase 2.0 myLDR.com 1.0
- RadWizard 2.0

2012
- COMET Phase 3.0, myLDR.com 2.0
- RadWizard 3.0
- Landauer Data Center Phase 1.0

2013
- Landauer Data Center Phase 2.0




InLight


Luxel+®




PROJECT
COMET

Landauer I/T Org: Basis of Support

Applications (since 2007)

- MyLDR.com - 9,000+ Customers vs. 3000 Customers on IBM legacy systems
- RadWatch Military / Emergency Response Software - enabled $7.1M revenue achievement in FY12
- MicroStar Software Platform – over 400 Customers supported since 2007. Enabled $9M one-time revenue, and $500K recurring revenue since 2011; new microSTARii launched Q4, FY13
- Independent Laboratory Systems – 15 Global Customer installations / infrastructure support since April, 2009
- RadWizard Data Management System – Over 600 Customers / over 150K participants monitored
- Customer Facing Solutions – 45 developed since 2007
- Application Portfolio – over 300 different application solutions supported: customers & internal solutions

Infrastructure (since 2007)

- Customer Records - over 500M records migrated from IBM legacy system to new IT System platform
- LDR Data Center Co-location Strategy – Phase 1.0 (FY12), Phase 2.0 (FY13). Disaster Recovery /
- Redundancy / Risk Mitigation: total investment to date $3.4M
- Landauer Databases – over 325% increase in databases supported: 75 → 325
- Landauer Application Servers - 450% growth in servers: 45 → 250

LANDAUER®

LDR Corporate Evolution

Landauer, Inc. is a recognized leader in personal and environmental radiation measurement and monitoring, outsourced medical physics services and high-quality medical consumable accessories

2005
- Bill Saxelby named President and CEO
- InLight product technology released

2006
- Reported FY'06 Revenue of $79M



2007 – 2008
- Initiated global IT Systems overhaul
- Replaced 35 year old IBM Mainframe



2009
- Acquired Global Physics Solutions: Genesis of Medical Physics Segment

2010
- First launch of RadWatch solution



- Raised annual dividend rate from $2.15 to $2.20

2011
- Acquired IZI Medical Products: Genesis of Medical Products Segment

2013
- Appointed new senior leadership across the organization
- Systems Initiative Phase 3.0 Completed
- Successful System Launch

2014

Estimated Revenues of $140M to $160M for FY'14
- Adjusted EBITDA of $46M to $49M
- Net Income of $16M to $18M

